HIGHLAND HIGH INCOME FUND
HIGHLAND INCOME FUND
INVESTMENT PORTFOLIOS OF HIGHLAND FUNDS I
Supplement dated May 18, 2007
To Class Z Shares Prospectus dated March 8, 2007
The following replaces the table entitled “Fees and Expenses of the High Income Fund” on page 6 of the Prospectus:
HIGHLAND HIGH INCOME FUND
FEES AND EXPENSES OF THE HIGH INCOME FUND
     The following table describes the fees and expenses that an investor will pay if an investor buys and holds Class Z Shares of the High Income Fund.

Class Z
Shareholder Transaction Expenses (fees paid directly from your investment)(1)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Maximum Contingent Deferred Sales Charge (“CDSC”) (as a percentage of the net asset value at the time of purchase or redemption, whichever is lower)	None
Exchange Fee (as a percentage of amount exchanged)(2)	2.00%
Redemption Fee (as a percentage of amount redeemed)(2)	2.00%
Annual Fund Operating Expenses (expenses that are deducted from the High Income Fund’s average net assets)
Management Fees(3)(4)	0.85%
Distribution and Service (12b-1) Fees	None
Other Expenses(5)	0.31%
Total Annual Fund Operating Expenses(4)	1.16%
     Expense Example. This Example helps you compare the cost of investing in the High Income Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the High Income Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same, and (iv) all income dividends and capital gains distributions are reinvested in additional shares. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

Class	1 Year	3 Years
Class Z:	$118	$368

(1)	Financial Advisors (defined below in “How to Buy Shares”) may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2)	This fee is a short-term trading fee charged on certain shares that are redeemed or exchanged within 60 days of their purchase date. See “Redemption of Shares.”

(3)	Management fees include both investment advisory fees and administration fees charged to the High Income Fund. Highland receives from the High Income Fund monthly advisory fees, computed and accrued daily, at the annual rate of 0.65% of the Fund’s average daily managed assets. Highland also receives from the High Income Fund monthly administration fees, computed and accrued daily, at the annual rate of 0.20% of the Fund’s average daily managed assets. “Average daily managed assets” shall mean the average daily value of the total assets of the High Income Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

(4)	Highland voluntarily has agreed to waive all of its advisory fee and 0.15% of its administration fee. Applying this voluntary fee waiver, the Total Annual Fund Operating Expenses for Class Z Shares is expected to be 0.36% of the High Income Fund’s average daily net assets for the period that the voluntary waiver is in place. Furthermore, Highland voluntarily has agreed to waive or reimburse a portion of the High Income Fund’s management fees or other expenses such that the Total Annual Fund Operating Expenses for Class Z Shares do not exceed 2.00% of the Fund’s average daily net assets for the period that the voluntary waiver is in place. A waiver may be terminated at any time by Highland upon seven days’ written notice to shareholders of the High Income Fund. Any waiver will lower the overall expense ratio and increase overall return to investors.

(5)	“Other Expenses” are based on estimated amounts for the current fiscal year.
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The following table replaces the table entitled “Fees and Expenses of the High Income Fund” on page 12 of the Prospectus:
HIGHLAND INCOME FUND
FEES AND EXPENSES OF THE INCOME FUND
     The following table describes the fees and expenses that an investor will pay if an investor buys and holds Class Z Shares of the Income Fund.

Class Z
Shareholder Transaction Expenses (fees paid directly from your investment)(1)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Maximum Contingent Deferred Sales Charge (“CDSC”) (as a percentage of the net asset value at the time of purchase or redemption, whichever is lower)	None
Exchange Fee (as a percentage of amount exchanged)(2)	2.00%
Redemption Fee (as a percentage of amount redeemed)(2)	2.00%
Annual Fund Operating Expenses (expenses that are deducted from the Income Fund’s average net assets)
Management Fees(3)(4)	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses(5)	0.27%
Total Annual Fund Operating Expenses(4)	0.97%

     Expense Example. This Example helps you compare the cost of investing in the Income Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Income Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same, and (iv) all income dividends and capital gains distributions are reinvested in additional shares. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

Class	1 Year	3 Years
Class Z:	$99	$309

(1)	Financial Advisors (defined below in “How to Buy Shares”) may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2)	This fee is a short-term trading fee charged on certain shares that are redeemed or exchanged within 60 days of their purchase date. See “Redemption of Shares.”

(3)	Management fees include both investment advisory fees and administration fees charged to the Income Fund. Highland receives from the Income Fund monthly advisory fees, computed and accrued daily, at the annual rate of 0.50% of the Fund’s average daily managed assets. Highland also receives from the Income Fund monthly administration fees, computed and accrued daily, at the annual rate of 0.20% of the Fund’s average daily managed assets. “Average daily managed assets” shall mean the average daily value of the total assets of the Income Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

(4)	Highland voluntarily has agreed to waive all of its advisory fee and 0.15% of its administration fee. Applying this voluntary fee waiver, the Total Annual Fund Operating Expenses for Class Z Shares is expected to be 0.32% of the Income Fund’s average daily net assets for the period that the voluntary waiver is in place. Furthermore, Highland voluntarily has agreed to waive or reimburse a portion of the Income Fund’s management fees or other expenses such that the Total Annual Fund Operating Expenses for Class Z Shares do not exceed 2.00% of the Fund’s average daily net assets for the period that the voluntary waiver is in place. A waiver may be terminated at any time by Highland upon seven days’ written notice to shareholders of the Income Fund. Any waiver will lower the overall expense ratio and increase overall return to investors.

(5)	“Other Expenses” are based on estimated amounts for the current fiscal year.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE